FOURTH QUARTER & FULL YEAR 2022 SUPPLEMENTAL INFORMATION FEBRUARY 7, 2023

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward- looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests, including with respect to the effects of the COVID-19 pandemic, and their impact on the Company’s loan portfolio, financial condition and business operations; accelerating inflationary trends, spurred by multiple factors including high commodity prices, a tight labor market, and low residential vacancy rates, may result further in interest rate increases and lead to increased market volatility; higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds and an increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing agreements the Company uses to finance its loan investments; the economic impact of escalating global trade tensions, the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; how widely utilized COVID-19 vaccines will be, whether they will be effective in preventing the spread of COVID-19 (including its variant strains), and their impact on the ultimate severity and duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the impact of, and market dislocations that may result from, governmental intervention in the economic and financial system or from regulatory reform of the oversight of financial markets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company’s existing investments; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; deterioration in the performance of the properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments, risks in collection of contractual interest payments, and potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company’s investments; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company’s relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company’s stockholders in the future; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company’s qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940, as amended; authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of February 7, 2023. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2022 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet KREF’s Manager Fully Integrated with KKR $7.9 B Investment Portfolio 99% Senior Loans 57% Multifamily & Industrial $123 M Average Loan Size(1) 100% Interest Collected Senior loans secured primarily by transitional, institutional multifamily and office properties owned by high quality sponsors $9.1 B Financing Capacity 77% Fully Non-Mark-to-Market(2) Conservative liability management focused on diversified non-mark-to-market financing 14% KKR Ownership in KREF $952 M Current Liquidity(3) $496 B Global AUM(4) $24 B Balance Sheet(4) $64 B Real Estate AUM(4)(5) 165+ Real Estate Professionals(4) One firm culture that rewards investment discipline, creativity and determination and emphasizes the sharing of information, resources, expertise and best practices (1) Average loan size is inclusive of the unfunded commitment (2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility (3) Includes $240 million in cash, $610 million undrawn corporate revolver capacity and $102 million of available borrowings based on existing collateral (4) As of September 30, 2022 (5) Figures represent AUM across all KKR real estate transactions

4 Fourth Quarter and Full Year 2022 Highlights (1) Represents Net Income attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP • 4Q and full year 2022 Net Income(1) of $0.21 and $0.23 per diluted share (includes a CECL provision of $21 million and $112 million, or ($0.31) and ($1.66) per diluted share, respectively) • 4Q and full year 2022 Distributable Earnings(2) of $0.18 and $1.62 per diluted share (includes a write-off of $25 million, or ($0.36) and ($0.37) per diluted share, respectively) • Book Value per Common Share (“BVPS”) of $18.00 per share, compared to $18.28 per share as of 3Q'22 (includes a CECL allowance of $111 million, or ($1.61) per share, representing 147 basis points of loan principal balance) • $7.9 billion predominantly senior loan portfolio • Multifamily and industrial assets represent 57% of loan portfolio • Weighted average risk rating of 3.2 • Received $1.3 billion in loan repayments and collected 100% of interest payments due in 2022 • Monitoring six watch list loans, including five office assets • 4Q originations of three floating-rate senior loans totaling $370 million with $207 million of initial fundings • Full year 2022 originations of 25 floating-rate senior loans totaling $2.7 billion with $1.8 billion of initial fundings • 69% of 2022 originations secured by multifamily or industrial properties Financials Portfolio Originations Liquidity & Capitalization • As of year-end 2022, $952 million of available liquidity, including $240 million of cash, $610 million undrawn capacity on the corporate revolver and $102 million of available borrowings based on existing collateral • 77% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • Closed a $1.0 billion managed multifamily CLO with two-year reinvestment period providing $848 million of non-mark-to-market and non-recourse financing equating to an 84.75% advance rate, at a weighted average cost of capital of Term SOFR+1.71% before transaction costs • Entered into three new asset specific financing facilities totaling $491 million, which provide non-recourse match-term asset- based financing on a non-mark-to-market basis • Increased the borrowing capacity on the corporate revolving credit facility (“Revolver”) by $275 million to $610 million and extended the maturity date through March 2027 • Issued 6,210,000 shares of 6.5% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), at a liquidation price of $25.00 per share, and received net proceeds of $151 million • Completed two underwriting public offerings totaling 9,244,155 shares of common stock, resulting in net proceeds of $188 million, before transaction costs • Repurchased 0.5 million shares at an average price per share of $16.41 for a total of $7 million in 4Q'22; KREF repurchased 2.1 million shares of common stock at an average price of $17.13 for a total of $36 million in the full year 2022

5 4Q'22 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the principal amount on senior and mezzanine/other loans including non-consolidated senior interests, one real estate owned asset and CMBS B-Pieces held through an equity method investment (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end (5) Book value per share includes CECL allowance of $111 million or ($1.61) per common share Income Statement ($ in Millions) 4Q'22 Net Interest Income $51.9 Other Income 4.8 Operating Expenses (15.4) Reversal of Credit Losses 3.8 Realized Write-off (25.0) Preferred Stock Dividends (5.3) Other (0.2) Net Income Attributable to Common Stockholders $14.6 Net Income per Share, Diluted $0.21 Distributable Earnings(1) $12.4 Distributable Earnings per Share, Diluted(1) $0.18 Dividend per Share $0.43 Diluted Weighted Average Shares Outstanding 69,109,790 Balance Sheet ($ in Millions) 4Q'22 Total Portfolio(2) $7,916.4 Term Credit Facilities 1,436.2 Term Lending Agreements 1,391.5 Asset Specific Financing 311.5 Secured Term Loan 346.5 Convertible Notes 143.8 Total Debt $3,629.5 Term Loan Facility 631.6 Collateralized Loan Obligations 1,942.8 Total Leverage $6,203.9 Cash 239.8 Total Equity 1,571.4 Common Shareholders' Equity 1,243.8 Debt-to-Equity Ratio(3) 2.0x Total Leverage Ratio(4) 3.8x Book Value per Share(5) $18.00 Shares Outstanding 69,095,011

6 $0.46 $0.28 ($0.70) $0.21 $0.47 $0.48 $0.50 $0.18 Net Income (Loss) per Diluted Share Distributable Earnings per Diluted Share 1Q'22 2Q'22 3Q'22 4Q'22 Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) 4Q'22 Distributable earnings before realized losses on loan write-offs is $0.54 per share Net Income and Distributable Earnings Dividends and Book Value Per Share $0.43 ($ in Millions) 1Q'22 2Q'22 3Q'22 4Q'22 Net income (loss)(1): $29.8 $19.4 ($48.4) $14.6 Distributable earnings(2): $29.8 $33.1 $34.4 $12.4 1Q'22 2Q'22 3Q'22 4Q'22 Dividend per share: $0.43 $0.43 $0.43 $0.43 Dividend yield on book value per share: 8.8% 8.9% 9.4% 9.6% $19.46 $19.36 $18.28 $18.00 Book Value per Share 1Q'22 2Q'22 3Q'22 4Q'22(3)

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Portfolio Funding Activity – Outstanding Principal(1) Future Funding Obligations(2) ($ in Millions) $6,792 $6,792 $7,254 $7,254 $7,254 $7,888 $7,888 $7,888 $7,726 $7,726 $7,726 $7,726 $7,726 $7,916 $1,368 $744 $282 $1,449 $1,078 $444 $1,412 $225 $387 $1,649 $424 $209 $25 $1,544$8,160 $8,703 $9,300 $9,375 $9,460 4Q'21 Portfolio 1Q'22 Fundings 1Q'22 Repayments 1Q'22 Portfolio 2Q'22 Fundings 2Q'22 Repayments 2Q'22 Portfolio 3Q'22 Fundings 3Q'22 Repayments 3Q'22 Portfolio 4Q'22 Fundings 4Q'22 Repayments 4Q'22 Write-off 4Q'22 Portfolio

8 4Q'22 Loan Originations – Case Studies (1) The total whole loan is $320 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan, or $160 million (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated Investment National Self Storage Miami Multifamily North Carolina Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $160 million(1) $110 million $100 million Location National Miami, FL Cary, NC Collateral 11 Asset, 12k Unit, 1.5 Million RSF Self Storage Portfolio 282-Unit Class A Multifamily Rental Property 390-Unit Class A Multifamily Rental Property Loan Purpose Acquisition Acquisition Acquisition LTV(2) 61% 51% 63% Investment Date December 2022 October 2022 November 2022 Asset Photos

9 Class-A 67% Class-B 33% KREF Loan Portfolio by the Numbers Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans (1) Map excludes a $40 million real estate corporate loan and one real estate owned asset with a net carrying value of $80 million (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) “Other” property types include: 3% Condo (Residential), 1% Student Housing, <1% Single Family Rental, <1% Self-Storage (5) Office property certification % is based on current principal loan balance; see description for LEED certification in the appendix Geography(1) Investment Type(2) Property Type Interest Rate TypeTotal Portfolio Growth 5% 5% 8% 11% 16% 18% 10% Other <5%: 21% ($ in Millions) 85% Office(5) 6% Washington, D.C. 100% Floating $4,134 $5,075 $4,998 $6,792 $7,916 4Q'18 4Q'19 4Q'20 4Q'21 4Q'22 Senior Loans 99% Non-Senior 1% SOFR 55% LIBOR 45% Multifamily Class-A 92% Class-B 8% Multifamily 45% Office 26% Industrial 12% Life Science 7% Hospitality 5% Other 5% (3) (4)

10 0% 1% 88% 7% 5% 1 2 3 4 5 0% 0% 88% 6% 6% 1 2 3 4 5 Weighted Average Risk Rating(3): 3.2 Portfolio Credit Quality Overview (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted in the footnotes to the “Portfolio Details” Summary in the Appendix (2) Includes non-consolidated senior interests and excludes a real estate corporate loan and three 5 risk-rated loans (3) Weighted average is weighted by current principal amount Collected 100% of interest payments due on loan portfolio Loan-to-Value(1)(2) Risk Rating Distribution Weighted Average LTV(3): 67% (% of total loan portfolio) (% of loan portfolio) 4Q'22 3Q'22 Weighted Average LTV(3): 66% Weighted Average Risk Rating(3): 3.1 4Q'22 3Q'22 17% 20% 32% 26% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 21% 20% 31% 24% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 1 69 3 2 Loan Count 0 0 70 3 3 Loan Count

11 Case Studies: Watch List Loans (Risk Rating 5) Investment Minneapolis Office Philadelphia Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2017 April 2019 June 2018 Collateral Two Class-A Office Buildings totaling 1.1mm SF 4-Building, 711k RSF Office Portfolio 2-Building, 978k RSF Office Portfolio Loan Purpose Refinance Acquisition Acquisition Location Minneapolis, MN Philadelphia, PA Philadelphia, PA Committed Amount $194 million $183 million $136 million(1) Current Principal Amount $194 million $159 million $136 million(1) Loan Basis $179 / SF $222 / SF $139 / SF Coupon LIBOR + 3.8% LIBOR + 2.6% SOFR + 3.5% Max Remaining Term (Yrs.) 0.3 1.4 0.5 Loan Risk Rating 5 5 5(2) (1) Committed Amount and Current Principal Amount are net of $25 million write-off (2) The senior loan was risk-rated 5 at December 31, 2022, then reassessed post-modification and is currently a risk-rated 3 loan

12 Case Studies: Watch List Loans (Risk Rating 4) (1) The total whole loan facility is $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 69% of the loan or $250 million Investment Mountain View Office Washington, D.C. Office West Hollywood Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date July 2021 December 2019 January 2022 Collateral Five Class-A Office Buildings totaling 446k SF Class-A Office totaling 200k SF 37-unit Class-A Multifamily Loan Purpose Acquisition Refinance Refinance Location Mountain View, CA Washington, D.C. West Hollywood, CA Committed Amount $250 million(1) $176 million $102 million Current Principal Amount $195 million $149 million $102 million Loan Basis $636 / SF $729 / SF $2,756,757 / unit Coupon SOFR + 3.4% LIBOR + 3.4% LIBOR + 3.0% Max Remaining Term (Yrs.) 3.6 2.0 4.1 Loan Risk Rating 4 4 4

13 Financing Overview: 77% Non-Mark-To-Market Diversified financing sources totaling $9.1 billion with $2.9 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios (3) Outstanding Secured Financing(5) ($ in Millions) Maximum Capacity Outstanding Face Amount Weighted Avg. Coupon(1) Advance Rate Non- MTM Term Credit Facilities $1,840 $1,436 +1.8% 68.5% (2) Term Lending Agreements $1,881 $1,391 +1.8% 75.6% ü Asset Specific Financing $791 $311 +2.4% 79.9% ü Warehouse Facility $500 $0 n/a n/a ü Secured Term Loan $347 $347 +3.5% — ü Convertible Notes $144 $144 6.1% — ü Corporate Revolving Credit Facility $610 $0 n/a — ü Total Debt $6,112 $3,629 Term Loan Facility $1,000 $632 +1.8% 80.4% ü Collateralized Loan Obligations $1,943 $1,943 +1.5% 84.5% ü Total Leverage $9,055 $6,204 (1) Weighted average coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end (5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility 2.0 3.8 Debt-To-Equity Ratio Total Leverage Ratio (4) x x

14 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $673 $595 $169 $1,436 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 10 Loans / $924 11 Loans / $808 7 Loans / $364 28 Loans / $2,096 Final Stated Maturity(1) September 2026 December 2023 October 2025 - Weighted Average Pricing(2) +1.5% + 2.0% + 2.2% +1.8% Weighted Average Advance 72.8% 73.6% 46.5% 68.5% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (3) Based on principal balance of financing Property Type(3): Multifamily 39% Office 35% Life Science 15% Industrial 8% Single Family Rental 2%

15 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $179 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of December 31, 2022 (1) $240 $850 $240 $610 $102 $952 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

16 Portfolio Positioned for Higher Rate Environment 100% floating-rate loan portfolio continues to benefit from a rising rate environment 55% indexed to Term SOFR and 45% to one-month LIBOR Annual Net Interest Income Per Share Sensitivity to Change in Market Rates One-month LIBOR = 4.39% Term SOFR = 4.36% As of December 31, 2022 ($ Impact Per Share) Note: Based on portfolio as of December 31, 2022 Change in LIBOR/SOFR $(0.20) $(0.10) $0.00 $0.10 $0.20 -1.00% -0.50% 0.00% +0.50% +1.00% $(0.25) $(0.20) $(0.15) $(0.10) $(0.05) $0.00 $0.05 $0.10 $0.15 $0.20 $0.25

17 Appendix

18 Portfolio Details ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan Per SF / Unit / Key(7) LTV(4)(8) Risk Rating Senior Loans(9) 1 Senior Loan Arlington, VA Multifamily 9/30/2021 $381.0 $381.0 $361.5 $79.1 +3.3% 3.8 $ 325,707 / unit 69% 3 2 Senior Loan Boston, MA Life Science 8/3/2022 312.5 312.5 85.7 10.1 +4.2% 4.6 $ 747 / SF 56% 3 3 Senior Loan Bellevue, WA Office 9/13/2021 260.4 260.4 104.7 29.4 +3.6% 4.3 $ 855 / SF 63% 3 4 Senior Loan Los Angeles, CA Multifamily 2/19/2021 260.0 260.0 250.0 38.4 +3.6% 3.2 $ 466,400 / unit 68% 3 5 Senior Loan Various Industrial 4/28/2022 252.3 252.3 252.3 49.3 +2.7% 4.4 $ 98 / SF 64% 3 6 Senior Loan Mountain View, CA Office 7/14/2021 250.0 250.0 195.3 49.0 +3.4% 3.6 $ 636 / SF 73% 4 7 Senior Loan Bronx, NY Industrial 8/27/2021 228.7 228.7 156.7 40.3 +4.2% 3.7 $ 277 / SF 52% 3 8 Senior Loan Various Multifamily 5/31/2019 216.5 216.5 216.5 39.2 +4.0% 1.4 $ 202,336 / unit 74% 3 9 Senior Loan Minneapolis, MN Office 11/13/2017 194.4 194.4 194.4 87.6 +3.8% 0.3 $ 179 / SF n.a. 5 10 Senior Loan Various Industrial 6/15/2022 187.8 187.8 142.2 27.6 +2.9% 4.5 $ 102 / SF 50% 3 11 Senior Loan Washington, D.C. Office 11/9/2021 187.7 187.7 167.2 49.1 +3.3% 3.9 $ 469 / SF 55% 3 12 Senior Loan Boston, MA Office 2/4/2021 375.0 187.5 187.5 37.4 +3.3% 3.1 $ 506 / SF 71% 3 13 Senior Loan New York, NY Condo (Residential) 12/20/2018 186.1 186.1 177.8 56.2 +3.6% 1.0 $ 1,393 / SF 69% 3 14 Senior Loan The Woodlands, TX Hospitality 9/15/2021 183.3 183.3 173.8 33.8 +4.2% 3.8 $ 191,243 / key 64% 3 15 Senior Loan Philadelphia, PA Office 4/11/2019 182.6 182.6 158.8 26.9 +2.6% 1.4 $ 222 / SF n.a. 5 16 Senior Loan Washington, D.C. Office 12/20/2019 175.5 175.5 149.0 42.4 +3.4% 2.0 $ 729 / SF 58% 4 17 Senior Loan West Palm Beach, FL Multifamily 12/29/2021 171.5 171.5 170.2 26.2 +2.8% 4.0 $ 209,632 / unit 73% 3 18 Senior Loan Boston, MA Life Science 4/27/2021 332.3 166.2 139.5 27.7 +3.6% 3.4 $ 579 / SF 66% 3 19 Senior Loan Various Self-Storage 12/21/2022 320.0 160.0 20.1 3.5 +3.8% 5.0 $ 34 / SF 61% 3 20 Senior Loan Oakland, CA Office 10/23/2020 509.9 159.7 134.1 21.1 +4.3% 2.9 $ 412 / SF 54% 3 21 Senior Loan Plano, TX Office 2/6/2020 153.7 153.7 148.0 25.0 +2.7% 2.1 $ 205 / SF 63% 3 22 Senior Loan Chicago, IL Office 7/15/2019 150.0 150.0 118.2 21.0 +3.3% 1.6 $ 114 / SF 57% 3 23 Senior Loan Redwood City, CA Life Science 9/30/2022 580.7 145.2 0.0 (1.4) +4.5% 4.8 $ 885 / SF 53% 3 24 Senior Loan(10) Various Industrial 6/30/2021 283.6 141.8 71.9 70.6 +5.5% 3.5 $ 72 / SF 62% 3 25 Senior Loan Seattle, WA Life Science 10/1/2021 188.0 140.3 111.2 29.7 +3.1% 3.8 $ 710 / SF 69% 3 26 Senior Loan Dallas, TX Office 12/10/2021 138.0 138.0 136.5 25.9 +3.7% 3.9 $ 434 / SF 68% 3 27 Senior Loan Boston, MA Multifamily 3/29/2019 137.0 137.0 137.0 30.8 +3.4% 1.3 $ 351,282 / unit 59% 3 28 Senior Loan(11) Philadelphia, PA Office 6/19/2018 136.0 136.0 136.0 136.8 +3.5% 0.5 $ 139 / SF n.a. 5 29 Senior Loan Arlington, VA Multifamily 1/20/2022 135.3 135.3 131.4 32.3 +2.9% 4.1 $ 438,078 / unit 65% 3 30 Senior Loan Fontana, CA Industrial 5/11/2021 132.0 132.0 88.4 59.5 +4.7% 3.4 $ 113 / SF 64% 3 31 Senior Loan Fort Lauderdale, FL Hospitality 11/9/2018 130.0 130.0 130.0 24.1 +3.5% 0.9 $ 375,723 / key 66% 3 32 Senior Loan San Carlos, CA Life Science 2/1/2022 195.9 125.0 87.8 21.3 +3.6% 4.1 $ 599 / SF 68% 3 33 Senior Loan Irving, TX Multifamily 4/22/2021 117.6 117.6 112.5 17.7 +3.3% 3.4 $ 123,877 / unit 70% 3 34 Senior Loan Cambridge, MA Life Science 12/22/2021 401.3 115.7 67.4 18.9 +4.0% 4.0 $ 1,072 / SF 51% 3 35 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 17.1 +2.9% 3.4 $ 155,602 / unit 74% 3 36 Senior Loan Miami, FL Multifamily 10/28/2022 110.4 110.4 94.0 22.5 +3.8% 4.9 $ 333,333 / unit 51% 3 37 Senior Loan Las Vegas, NV Multifamily 12/28/2021 106.3 106.3 102.0 19.9 +2.7% 4.0 $ 193,182 / unit 61% 3 38 Senior Loan Doral, FL Multifamily 12/10/2021 212.0 106.0 106.0 21.0 +2.8% 3.9 $ 335,975 / unit 77% 3 39 Senior Loan San Diego, CA Multifamily 10/20/2021 103.5 103.5 103.5 18.6 +2.8% 3.9 $ 448,052 / unit 71% 3 40 Senior Loan Orlando, FL Multifamily 12/14/2021 102.4 102.4 88.9 21.6 +3.1% 4.0 $ 234,565 / unit 74% 3 41 Senior Loan West Hollywood, CA Multifamily 1/26/2022 102.0 102.0 102.0 15.3 +3.0% 4.1 $ 2,756,757 / unit 65% 4 42 Senior Loan Boston, MA Industrial 6/28/2022 285.5 100.0 98.7 19.6 +3.0% 4.5 $ 197 / SF 52% 3 43 Senior Loan Washington, D.C. Office 1/13/2022 228.5 100.0 58.7 10.2 +3.2% 5.1 $ 215 / SF 55% 3 44 Senior Loan Phoenix, AZ Industrial 1/13/2022 195.3 100.0 41.9 11.6 +4.0% 4.1 $ 57 / SF 57% 3 45 Senior Loan Cary, NC Multifamily 11/21/2022 100.0 100.0 93.3 17.5 +3.4% 4.9 $ 239,231 / unit 63% 3 46 Senior Loan Brisbane, CA Life Science 7/22/2021 95.0 95.0 90.8 17.7 +3.1% 3.6 $ 784 / SF 71% 3 47 Senior Loan Brandon, FL Multifamily 1/13/2022 90.3 90.3 64.4 9.0 +3.1% 4.1 $ 192,188 / unit 75% 3 48 Senior Loan Dallas, TX Multifamily 12/23/2021 90.0 90.0 77.5 15.0 +2.8% 4.0 $ 238,488 / unit 67% 3 49 Senior Loan Miami, FL Multifamily 10/14/2021 89.5 89.5 89.5 17.2 +2.9% 3.9 $ 304,422 / unit 76% 3 50 Senior Loan Dallas, TX Office 1/22/2021 87.0 87.0 87.0 21.2 +3.3% 3.1 $ 294 / SF 65% 3 *See footnotes on subsequent page

19 Portfolio Details *See footnotes on subsequent page ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan Per SF / Unit / Key(7) LTV(4)(8) Risk Rating Senior Loans(9) 51 Senior Loan Charlotte, NC Multifamily 12/14/2021 $86.8 $86.8 $76.0 $11.0 +3.1% 4.0 $ 206,522 / unit 74% 3 52 Senior Loan San Antonio, TX Multifamily 6/1/2022 246.5 86.3 80.3 19.7 +2.8% 4.4 $ 88,134 / unit 68% 3 53 Senior Loan Scottsdale, AZ Multifamily 5/9/2022 169.0 84.5 84.5 12.8 +2.9% 4.4 $ 457,995 / unit 64% 3 54 Senior Loan Raleigh, NC Multifamily 4/27/2022 82.9 82.9 77.7 16.0 +3.0% 4.4 $ 242,761 / unit 68% 3 55 Senior Loan Hollywood, FL Multifamily 12/20/2021 81.0 81.0 81.0 14.8 +3.0% 4.0 $ 327,935 / unit 74% 3 56 Senior Loan Phoenix, AZ Single Family Rental 4/22/2021 72.1 72.1 40.2 11.7 +4.8% 3.4 $ 157,092 / unit 50% 3 57 Senior Loan Arlington, VA Multifamily 10/23/2020 141.8 70.9 70.9 11.7 +3.8% 2.8 $ 393,858 / unit 73% 3 58 Senior Loan Denver, CO Multifamily 9/14/2021 70.3 70.3 69.9 11.8 +2.7% 3.8 $ 288,951 / unit 78% 3 59 Senior Loan Washington, D.C. Multifamily 12/4/2020 69.0 69.0 66.7 10.9 +3.5% 2.9 $ 266,727 / unit 63% 3 60 Senior Loan Dallas, TX Multifamily 8/18/2021 68.2 68.2 68.2 10.0 +3.9% 3.7 $ 189,444 / unit 70% 3 61 Senior Loan Manassas Park, VA Multifamily 2/25/2022 68.0 68.0 68.0 13.2 +2.7% 4.2 $ 223,684 / unit 73% 3 62 Senior Loan Plano, TX Multifamily 3/31/2022 67.8 67.8 65.8 18.8 +2.8% 4.3 $ 247,505 / unit 75% 3 63 Senior Loan Nashville, TN Hospitality 12/9/2021 66.0 66.0 64.7 10.3 +3.6% 4.0 $ 281,237 / key 68% 3 64 Senior Loan Atlanta, GA Multifamily 12/10/2021 61.5 61.5 57.8 14.4 +3.0% 4.0 $ 191,491 / unit 67% 3 65 Senior Loan Durham, NC Multifamily 12/15/2021 60.0 60.0 53.6 9.6 +3.0% 4.0 $ 155,225 / unit 67% 3 66 Senior Loan San Antonio, TX Multifamily 4/20/2022 57.6 57.6 55.9 10.7 +2.7% 4.4 $ 163,441 / unit 79% 3 67 Senior Loan Sharon, MA Multifamily 12/1/2021 56.9 56.9 56.9 8.4 +2.8% 3.9 $ 296,484 / unit 70% 3 68 Senior Loan Queens, NY Industrial 2/22/2022 55.3 55.3 52.7 13.6 +4.0% 1.2 $ 85 / SF 68% 3 69 Senior Loan Reno, NV Industrial 4/28/2022 140.4 50.5 50.5 11.1 +2.7% 4.4 $ 117 / SF 74% 3 70 Senior Loan Carrollton, TX Multifamily 4/1/2022 48.5 48.5 45.6 13.8 +2.9% 4.3 $ 142,435 / unit 74% 3 71 Senior Loan Dallas, TX Multifamily 4/1/2022 43.9 43.9 40.3 11.3 +2.9% 4.3 $ 113,142 / unit 73% 3 72 Senior Loan Georgetown, TX Multifamily 12/16/2021 41.8 41.8 41.8 10.2 +3.4% 4.0 $ 199,048 / unit 68% 3 73 Senior Loan San Diego, CA Multifamily 4/29/2022 203.0 40.0 39.1 6.8 +2.6% 4.4 $ 449,065 / unit 63% 3 74 Senior Loan(12) New York, NY Condo (Residential) 8/4/2017 20.1 20.1 20.1 20.1 +4.2% 0.3 $ 1,061 / SF 73% 3 75 Senior Loan Denver, CO Industrial 12/11/2020 15.4 15.4 7.4 3.3 +3.8% 3.0 $ 47 / SF 61% 3 Total / Weighted Average $13,216.4 $9,321.3 $7,760.0 $1,867.7 +3.3% 3.3 66% 3.2 Non-Senior Loans 1 Corporate n.a. Multifamily 12/11/2020 101.1 40.4 40.4 40.2 +12.0% 3.0 n.a. n.a. 3 Total / Weighted Average 101.1 40.4 40.4 40.2 +12.0% 3.0 n.a. 3.0 CMBS B-Pieces 1 RECOP I(13) Various Various 2/13/2017 n.a. 40.0 35.7 35.7 4.7% 6.4 n.a. 58% n.a. Total / Weighted Average 40.0 35.7 35.7 4.7% 6.4 58% Real Estate Owned 1 Real Estate Asset Portland, OR Retail 12/16/2021 n.a. n.a. 80.2 80.2 n.a. n.a. n.a. n.a. n.a. Total / Weighted Average 80.2 79.7 Portfolio Total / Weighted Average 9,401.8 7,916.4 2,023.8 7.8% 3.3 66% 3.2

20 Portfolio Details (1) Our total portfolio represents the current principal amount on senior, mezzanine and corporate loans, net equity in RECOP I, which holds CMBS B-Piece investments, and net carrying value of our sole REO investment. Excludes one impaired mezzanine loan with an outstanding principal of $5.5 million that was fully written off. For Senior Loan 12, the total whole loan is $375.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the loan or $187.5 million, of which $150.0 million in senior notes were syndicated to a third party. Post syndication, we retained a mezzanine loan with a commitment of $37.5 million, fully funded as of December 31, 2022, at an interest rate of L+7.9%. For Senior Loan 20, the total whole loan is $509.9 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $25.0 million, of which $21.0 million was funded as of December 31, 2022, at an interest rate of L+12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; and (ii) the cost basis of our investments in RECOP I and REO. (4) Weighted average is weighted by the current principal amount for our senior, mezzanine and corporate loans and by net equity for our RECOP I CMBS B-Pieces. Non-Senior Loan 1 and risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over the relevant floating benchmark rates, which include LIBOR and Term SOFR, as applicable to each loan. As of December 31, 2022, 44.6% and 55.4% of our loans by principal amount earned a floating rate of interest indexed to Term SOFR and LIBOR, respectively. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 7, 23, 24, 30, 34, 44, 56, and 75, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for mezzanine loans, LTV is based on the current balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk rated-5 loans and one fully funded corporate loan to a multifamily operator with an outstanding principal amount of $40.4 million. For Senior Loans 13 and 74, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost. For Senior Loans 2, 3, 7, 23, 24, 30, 34, 44, 56, and 75, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations. (10) For Senior Loan 24, the total whole loan facility is $283.6 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility or $141.8 million. The facility is comprised of individual cross-collateralized whole loans. As of December 31, 2022, there were ten underlying senior loans in the facility with a commitment of $141.8 million and outstanding principal of $71.9 million. (11) For Senior Loan 28, Total Whole Loan, Committed Principal Amount, and Current Principal Amount are shown net of a $25.0 million write-off. (12) For Senior Loan 74, Loan per SF of $1,061 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,321 based on allocating the full amount of the loan to only the residential units. (13) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

21 Fully Extended Loan Maturities (1) Excludes CMBS B-Pieces held through an equity method investment Fully Extended Loan Maturities(1) ($ in Millions) $481 $861 $609 $2,984 $2,787 $79 2023 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Fully extended weighted average loan maturity of 3.3 years(1)

22 Consolidated Balance Sheets (1) Includes $151 million and $54 million held in collateralized loan obligation as of December 31, 2022 and 2021, respectively (2) Includes $11 million and $2 million of restricted cash as of December 31, 2022 and 2021, respectively (3) Includes $4 million and $2 million of expected loss reserve for unfunded loan commitments as of December 31, 2022 and 2021, respectively (in thousands - except share and per share data) December 31, 2022 December 31, 2021 Assets Cash and cash equivalents(1) $ 239,791 $ 271,487 Commercial real estate loans, held-for-investment 7,494,138 6,316,733 Less: Allowance for credit losses (106,974) (22,244) Commercial real estate loans, held-for-investment, net 7,387,164 6,294,489 Real estate owned, net 80,231 78,569 Accrued interest receivable 39,005 15,241 Equity method investments 36,849 35,537 Other assets(2) 19,281 7,916 Total Assets $ 7,802,321 $ 6,703,239 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,748,691 $ 3,726,593 Collateralized loan obligations, net 1,935,592 1,087,976 Secured term loan, net 336,828 338,549 Convertible notes, net 143,237 141,851 Dividends payable 29,711 26,589 Accrued interest payable 17,859 6,627 Accounts payable, accrued expenses and other liabilities(3) 10,245 7,521 Due to affiliates 8,722 5,952 Total Liabilities 6,230,885 5,341,658 Commitments and Contingencies — — Equity Preferred Stock, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, $0.01 par value, (13,110,000 and 6,900,000 shares issued and outstanding as of December 31, 2022 and 2021, respectively; liquidation preference of $25.00 per share) 131 69 Common stock, $0.01 par value, 300,000,000 authorized (75,080,707 and 65,271,058 shares issued; 69,095,011 and 61,370,732 shares outstanding as of December 31, 2022 and 2021, respectively) 691 613 Additional paid-in capital 1,808,983 1,459,959 Accumulated deficit (141,503) (38,208) Repurchased stock (5,985,696 and 3,900,326 shares repurchased as of December 31, 2022 and 2021, respectively) (96,764) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,571,538 1,361,434 Noncontrolling interests in equity of consolidated joint venture (102) 147 Total Equity 1,571,436 1,361,581 Total Liabilities and Equity $ 7,802,321 $ 6,703,239

23 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 December 31, 2020 Net Interest Income Interest income $ 143,508 $ 114,627 $ 72,715 $ 421,968 $ 279,950 $ 269,188 Interest expense 91,592 67,311 30,266 236,095 114,439 127,312 Total net ineterest income 51,916 47,316 42,449 185,873 165,511 141,876 Other income Revenue from real estate owned operations 2,417 2,092 — 8,971 — — Income from equity method investments 820 914 1,863 4,655 6,371 537 Other income 1,576 840 390 5,568 686 744 Gain on sale of investments — — 5,126 — 5,126 — Total other income 4,813 3,846 7,379 19,194 12,183 1,281 Operating Expenses General and administrative 4,576 4,286 3,383 17,616 14,235 14,238 Provision for (reversal of) credit losses, net 21,189 80,604 (3,077) 112,373 (4,059) 50,344 Management fees to affiliate 6,578 6,589 5,289 25,680 19,378 16,992 Incentive compensation to affiliate 634 — 3,463 634 10,273 6,774 Expenses from real estate owned operations 3,593 2,598 — 11,113 — — Total operating expenses 36,570 94,077 9,058 167,416 39,827 88,348 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings 20,159 (42,915) 40,770 37,651 137,867 54,809 Income tax expense 58 — 427 58 684 412 Net Income (Loss) 20,101 (42,915) 40,343 37,593 137,183 54,397 Noncontrolling interests in income (loss) of consolidated joint venture (227) (161) — (510) — — Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 20,328 (42,754) 40,343 38,103 137,183 54,397 Preferred Stock dividends and redemption value adjustment 5,326 5,326 4,966 21,304 11,369 844 Participating securities' shares in earnings 400 341 179 1,428 179 — Net Income (Loss) Attributable to Common Stockholders $ 14,602 $ (48,421) $ 35,198 $ 15,371 $ 125,635 $ 53,553 Net Income (Loss) Per Share of Common Stock, Basic $ 0.21 $ (0.70) $ 0.59 $ 0.23 $ 2.22 $ 0.96 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.21 $ (0.70) $ 0.59 $ 0.23 $ 2.21 $ 0.96 Weighted Average Number of Shares of Common Stock Outstanding, Basic 69,109,790 69,382,730 59,364,672 67,553,578 56,571,200 55,985,014 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 69,109,790 69,382,730 59,453,264 67,553,578 56,783,388 56,057,237 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 $ 1.72 $ 1.72 $ 1.72

24 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (1) Numbers presented may not foot due to rounding (2) Includes primarily unrealized mark-to-market adjustment to CMBS B-Pieces held through an equity method investment (3) Includes a $25 million write-off on a portion of a $161 million defaulted senior office loan that was deemed uncollectible during the year ended December 31, 2022 (in thousands - except share and per share data) Year Ended Three Months Ended December 31, 2022 Per Diluted Share(1) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Net Income (Loss) Attributable to Common Stockholders $ 15,371 $ 0.23 $ 14,602 $ (48,421) $ 19,394 $ 29,796 Adjustments Non-cash equity compensation expense 7,835 0.12 1,494 2,175 2,040 2,126 Unrealized (gains) or losses,net (2) (1,326) (0.02) (25) (79) (190) (1,032) Provision for (reversal of) credit losses, net 112,373 1.66 21,189 80,604 11,798 (1,218) Non-cash convertible notes discount amortization 361 0.01 91 91 90 89 Distributable Earnings before realized loss on loan write-off $ 134,614 $ 1.99 $ 37,351 $ 34,370 $ 33,132 $ 29,761 Realized loss on loan write-off(3) (25,000) (0.37) (25,000) — — — Distributable Earnings $ 109,614 $ 1.62 $ 12,351 $ 34,370 $ 33,132 $ 29,761 Weighted average number of shares of common stock outstanding, diluted 67,553,578 69,109,790 69,382,730 68,549,049 63,086,452

25 Reconciliation of GAAP Net Income to Distributable Earnings (1) Numbers presented may not foot due to rounding (2) Includes primarily unrealized mark-to-market adjustment to CMBS B-Pieces held through an equity method investment and non-cash redemption value adjustment of our Special Non-Voting Preferred Stock (3) Includes a $25 million write-off on a portion of a $161 million defaulted senior office loan that was deemed uncollectible during the year ended December 31, 2022. Includes $32 million write-off on a defaulted senior retail loan for which we took title of the underlying property and $1 million write-off of the remaining balance on an impaired mezzanine retail loan during the year ended December 31, 2021. Includes $5 million write-off on a mezzanine retail loan that was deemed uncollectible during the year ended December 31, 2020 (in thousands - except share and per share data) Year Ended December 31, 2022 Per Diluted Share(1) December 31, 2021 Per Diluted Share(1) December 31, 2020 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ 15,371 $ 0.23 $ 125,635 $ 2.21 $ 53,553 $ 0.96 Adjustments Non-cash equity compensation expense 7,835 0.12 7,428 0.13 5,676 0.10 Unrealized (gains) or losses,net (2) (1,326) (0.02) 1,059 0.02 4,036 0.06 Provision for (reversal of) credit losses, net 112,373 1.66 (4,059) (0.07) 50,344 0.90 Gain on redemption of non-voting manager units — — (5,126) (0.09) — — Non-cash convertible notes discount amortization 361 0.01 361 0.01 362 0.01 Distributable Earnings before realized loss on loan write-offs $ 134,614 1.99 $ 125,298 $ 2.21 $ 113,971 $ 2.03 Realized loss on loan write-offs(3) (25,000) (0.37) (32,905) (0.58) (4,650) (0.08) Distributable Earnings $ 109,614 $ 1.62 $ 92,393 $ 1.63 $ 109,321 $ 1.95 Weighted average number of shares of common stock outstanding, diluted 67,553,578 56,783,388 56,057,237

26 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. The weighted average diluted shares outstanding used for purposes of calculating Distributable Earnings per diluted weighted average share has been adjusted from the weighted average diluted shares outstanding under GAAP to exclude potential shares that may be issued upon the conversion of the Convertible Notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs, which we believe is a useful presentation for investors. We believe that excluding shares issued in connection with a potential conversion of the Convertible Notes from our computation of Distributable Earnings per diluted weighted average share is useful to investors for various reasons, including: (i) conversion of Convertible Notes to shares would require the holder of a note to elect to convert the Convertible Note and for us to elect to settle the conversion in the form of shares, and we currently intend to settle the Convertible Notes in cash; (ii) future conversion decisions by note holders will be based on our stock price in the future, which is presently not determinable; and (iii) we believe that when evaluating our operating performance, investors and potential investors consider our Distributable Earnings relative to our actual distributions, which are based on shares outstanding and not shares that might be issued in the future. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.